Exhibit 10.18

  Ref. No.______________

Schedule I

The Premises	:	No 47 Guantang Kaiyuan Avenue, Kaiyuan Industrial Bldg. 14th Fl, Apt 1

The Landlord	:	Sam Cheong Store Parts Co., Ltd.
		whose *address/registered office is situate at
		19-21 Guantang Chengye St, Chengy Industrial Bldg. 3rd Fl, Apt 30

		Mr. Li	Tel No.	83423370

The Tenant	:	Surge Components Ltd.
		whose *address/registered office is situate at

		No 47 Guantang Kaiyuan Avenue, Kaiyuan Industrial Bldg. 14th Fl, Apt 1

		Mr. Gong	Tel No.	81727602

Term	:	From	15/6/2010	to	16/6/2013	(both days inclusive)

Rent	:	HK$	12,630	per month

Security Deposit	:	HK$	25,260

Schedule II

1.	User

The Tenant shall not use or permit to be used the Premises or any pat thereof for any purpose other than industrial purpose only. [P.S. – Please select one item: e.g. residential / commercial / office / shop / industrial]

2.	Miscellaneous Payments

Ref. No.______________

b)	The Landlord shall be responsible for the following payments payable in respect of the Premises during the Term:-

	*(a)	Management Fee	: (at current rate) (per month) (subject to revision from time to time)

	*(c)	Government Rates	: (subject to actual amount demanded by the Government)

	*(d)	Government Rent	: (subject to actual amount demanded by the Government)

3.	Rent Free Period

The Tenant shall be entitled to a rent-free period from the 6/6/2010 to 14/6/2010 (both days inclusive) provided that the Tenant shall be responsible for the charges of water, electricity, gas, telephone and other outgoings payable in respect of Premises during such rent free period.

4.	Break Clause

Notwithstanding anything to the contrary hereinbefore contained, *the landlord / the tenant either shall be entitled to terminate this Agreement earlier than as herein provided by serving not less than 2 months’ written notice or by paying 2 months’ Rent in lieu to the Landlord provided that this Agreement shall not be terminated earlier that a date which shall be [12/14/ (illegible)] months from the commencement date of Term (i.e., the Tenant shall rent the Premises for at least (24) months).

5.
Landlord provide ____ window air-conditioner(s), 3 split-type air-conditioner(s), 2 ceiling type air-conditioner(s) in good condition upon handover the premises, Tenant responsible for the maintenance & repair during the lease period.

6.	Others

The landlord allows the tenant to remove interior decorations. The tenant is not obligated to restore the interior decorations upon termination of the lease
The lease is fixed for two years. Both parties may negotiate the rent based on the market value in the third year. The tenant has priority to renew the lease.

*delete where inapplicable.

Ref.No./______________

Tenancy Agreement

An Agreement made the              day of                          between the Landlord and the Tenant as more particularly described in Schedule I.

The Landlord shall let and the Tenant shall take the Premises for the Term and at the Rent as more particularly described in Schedule 1 and both parties agree to observe and perform the terms and conditions as follows:-

1.
The Tenant shall pay to the Landlord the Rent in advance on the first day of each and every calendar month during the Tent. If the Tenant shall fail to pay the Rent within 7 days from the due date, the Landlord shall have right to institute appropriate action to recover the Rent and all costs, expenses and other outgoings so incurred by the Landlord in relation to such action shall be a debt owed by the Tenant to the Landlord and shall be recoverable in full by the Landlord.

2.	The Tenant shall not make any alteration and / or additions to the Premises without the prior written consent of the Landlord, which consent shall not be unreasonably withheld

3.	The Tenant shall not assign, transfer, sublet or part with the possession of the Premises or any part thereof to any other person. This tenancy shall be personal to the Tenant named herein.

4.
The Tenant shall comply with all ordinances, regulations and rules of Hong Kong and shall observe and perform the covenants, terms and conditions of the Deed of Mutual Covenant and Sub-Deed of Mutual Covenant (if any) relating to the Premises. The Tenant shall not contravene any negative or restrictive covenants contained in the Government Lease(s) under which the Premises are held from the Government

5.	The Tenant shall during the Term pay and discharge all charges in respect of water, electricity, gas and telephone and other similar charges payable in respect of the Premises.

6.
The Tenant shall during the Term Keep the interior of the Premises in good and tenantable repair and condition (fair wear and tear and damage caused by inherent defects excepted) and shall deliver up vacant possession of the Premises in the same repair and condition on the expiration or sooner determination of this Agreement.

7.
The Tenant shall pay to the Landlord the Security Deposit set out in Schedule I for the due observance and performance of the terms and conditions herein contained and on his part to be observed and performed. Provided that there is no antecedent breach of any of the terms and conditions herein contained, the Landlord shall refund the Security Deposit to the Tenant without interest within 30 days from the date of delivery of vacant possession of the Premises to the Landlord or settlement of any outstanding payment owed by the Tenant to the Landlord, whichever is

Ref. No: _______

later. If the Rent and/or any charges payable by the Tenant hereunder or any part thereof shall be unpaid for seven (7) days after the same shall become payable (whether legally demanded or not) or if the Tenant shall commit a breach of any of the terms and conditions herein contained, it shall be lawful for the Landlord at anytime thereafter to re-enter the Premises whereupon this Agreement shall absolutely determine and the Landlord may deduct any loss or damage suffered by the Landlord as a result of the Tenant's breach from the Security Deposit without prejudice to any other right of action or any remedy of the Landlord in respect of such breach of the Tenant.

8.
Provided the Tenant shall have paid the Rent and other outgoings on the days and in the manner herein provided and observe and perform the terms and conditions herein contained and on the Tenant's part to be observed and performed, the Tenant shall peacefully hold and enjoy the Premises during the Term without any interruption by the Landlord.

9.
The Landlord shall keep and maintain the structural parts of the Premises including the main drains, pipes and cables in proper state of repair Provided that the Landlord's liability shall not be incurred unless and until written notice of any defect or want of repair has been given by the Tenant to the Landlord and the Landlord shall have failed to take reasonable steps to repair and remedy the same after the lapse of a reasonable time from the date of service of such notice.

10.	The Landlord shall pay the Property tax payable in respect of the Premises.

11.	The Stamp Duty payable on this Agreement in duplicate shall be borne by the Landlord and the Tenant in equal shares.

12.	The Landlord and the Tenant agree to be bound by the additional terms and conditions contained in Schedule II (if any).

13.	If there is any conflict between the English version and the Chinese version in this Agreement, the English version shall prevail.

Received The Security Deposit of HK$ 25,260 by the Landlord	Received ____ keys(s) of the Premises by the Tenant

Confirmed and Accepted all the terms and conditions contained herein by the Landlord:	Confirmed and Accepted all the terms and conditions contained herein by the Landlord:

/s/ Sam Cheong Store Parts Co., Ltd.	/s/ Surge Components Ltd.
HKID/B.R. No.	HKID/B.R. No.

INLAND REVENUE DEPARTMENT
STAMP OFFICE
3/F, Revenue Tower, 5 Gloucester Road,
Wan Chai, Hong Kong.
Tel. No.: 2594 3201	Web site : www.ird.gov.hk
Fax No.: 2519 6740	E-mail: taxsdo@ird.gov.hk

STAMP CERTIFICATE

This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp
This certificate must be attached to the instrument shown below as evidence of stamping.)

Instrument Ref. No.:	1-11-052057-0-0-2
Nature of Instrument:	Lease
Date of Instrument:	07/06/2010	(Day/Month/Year)
Monthly Rent:	$12,630.00
Term If applicable):	From: 15/06/2010 To: 14/06/2013
Property Address:	Flat/Rm. H 14/F
HIGH WIN INDUSTRIAL CENTRE
47 HOI YUEN STREET
KWUN TONG
KL

Name and capacity of parties:	Landlord(s):
(1) SAM CHEONG STOVE PARTS CO., LTD
Tenant(s):
(1) SURGE COMPONENTS LTD

This is to certify that the above instrument is stamped/endorsed as below:

Stamp Certificate No.	: 11-1-0100898-9
Date of Stamping	: 08/06/2010 (Day/Month/Year)
Stamp Duty Paid	: $758.00
Payment Method	: Cheque
CHU Yam-yuen
Collector of Stamp Revenue

I.R.C. 3511
I.R.C. 3511

www.gov.hk/estamping
You may check the authenticity of this certificate at www.gov.hk/estamping

INLAND REVENUE DEPARTMENT
STAMP OFFICE
3/F, Revenue Tower, 5 Gloucester Road,
Wan Chai, Hong Kong.
Tel. No.: 2594 3201	Web site : www.ird.gov.hk
Fax No.: 2519 6740	E-mail: taxsdo@ird.gov.hk

STAMP CERTIFICATE

This stamp certificate is issued under the Stamp Duty Ordinance and has the same legal status as conventional stamp
This certificate must be attached to the instrument shown below as evidence of stamping.)

Instrument Ref. No.:	1-11-052057-0-1-9
Nature of Instrument:	Lease
Date of Instrument:	07/06/2010	(Day/Month/Year)
Monthly Rent:	$12,630.00
Term If applicable):	From: 15/06/2010 To: 14/06/2013
Property Address:	Flat/Rm. H 14/F
HIGH WIN INDUSTRIAL CENTRE
47 HOI YUEN STREET
KWUN TONG
KL

Name and capacity of parties:	Landlord(s):
(1) SAM CHEONG STOVE PARTS CO., LTD
Tenant(s):
(1) SURGE COMPONENTS LTD

This is to certify that the above instrument is stamped/endorsed as below:

Stamp Certificate No.	: 11-1-0100899-2
Date of Stamping	: 08/06/2010 (Day/Month/Year)
Stamp Duty Paid	: $5.00
Payment Method	: Cheque

Duplicate or Counterpart; Original stamped with:			CHU Yam-yuen
$758.00			Collector of Stamp Revenue

I.R.C. 3511
I.R.C. 3511

www.gov.hk/estamping
You may check the authenticity of this certificate at www.gov.hk/estamping